                         ANNUAL REPORT / OCTOBER 31 1999

                           AIM GLOBAL HEALTH CARE FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                       BASKET OF APPLES BY JOHN S. BUNKER

              FRESH FRUIT IS FREQUENTLY ASSOCIATED WITH HEALTH AND

            WELL-BEING. USING A DISCIPLINED INVESTMENT APPROACH, AIM

           GLOBAL HEALTH CARE FUND SEEKS TO INVEST IN COMPANIES THAT

           BRING PRODUCTS AND SERVICES DESIGNED TO COMBAT DISEASE AND

                       PROMOTE HEALTH TO THE MARKETPLACE.

                     -------------------------------------

AIM Global Health Care Fund is for shareholders who seek growth by investing in companies around the world involved in health-care activities or in the design, manufacture or sale of products and services used in connection with health care or medicine.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Health Care Fund's performance figures are historical, and they reflect reinvestment of all distributions and changes in net asset value.
o Had expenses not been waived during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Sales charges do not apply to Advisor Class shares. The performance of the fund's Class B, Class C, and Advisor Class shares will differ from that of Class A shares due to differences in sales-charge structure and fund expenses.
o The average annual total returns (including sales charges) as of 9/30/99 (the most recent calendar quarter end) were as follows: for Class A shares, one year, 14.68%; five years, 14.64%; 10 years, 13.32%. For Class B shares, one year, 14.78%; five years, 14.96%; inception (4/4/93), 15.46%. For Class C shares, date sales commenced (3/1/99), -1.97%. For Advisor Class shares, one year, 21.11%; inception (6/1/95), 18.30%.
o Because Class C shares have been offered for less than a year (since 3/1/99), the return provided is the cumulative total return that has not been annualized.
o   Beginning 3/1/99, Advisor Class shares were closed to new investors.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Health and Biotechnology Index represents an average of the performance of the 10 largest health and biotechnology funds it's tracked by Lipper Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI All Country (AC) World Index is a group of global securities traded on more than 50 markets in developed and emerging countries tracked by Morgan Stanley Capital International.
o The unmanaged MSCI Health and Personal Care Index is a market-value-weighted average of the performance of more than 50 securities listed on major world stock exchanges tracked by Morgan Stanley Capital International.
o The unmanaged MSCI World Index is a group of global securities listed on major world stock exchanges tracked by Morgan Stanley Capital International.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.



                           AIM GLOBAL HEALTH CARE FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
    [PHOTO OF       faith in two long-established principles of investing:
   Charles T.       portfolio diversification and long-term thinking. We could
     Bauer,         title this report "What a Difference a Year Makes."
  Chairman of           An investor surveying conditions when the fiscal year
  the Board of      opened on October 31, 1998, saw a market dominated by
    THE FUND        large-capitalization stocks and high-quality bonds,
  APPEARS HERE]     especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

                     -------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                     -------------------------------------


                           AIM GLOBAL HEALTH CARE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND DELIVERS HEALTHY PERFORMANCE
DESPITE AILING SUB-SECTORS

AFTER YEARS OF OUTPERFORMANCE, THE HEALTH-CARE SECTOR FADED OVER THE LAST 12 MONTHS. HOW DID THE FUND PERFORM IN THIS STRUGGLING MARKET?
In spite of the industry's poor performance, AIM Global Health Care Fund performed relatively well. In fact, at the end of October, we outperformed all but one other diversified health-care funds in the health-care fund universe, as defined by Lipper Inc (including those that invest across the sector, excluding biotech funds). Overall, for the year ended October 31, 1999, the fund significantly outperformed the Lipper Health and Biotechnology Index, which had an average annual total return of 14.55%, as well as the MSCI Health and Personal Care Index, which had an average annual total return of 8.38%.
    The fund's average annual total returns, excluding sales charges, for the fiscal year were 19.11% for Class A shares, 18.53% for Class B shares and 19.86% for Advisor shares. Class C shares, which commenced sales March 1, 1999, had a cumulative total return of 2.04%, excluding sales charges. Some capital gains were generated this year because we reduced some long-term appreciated holdings that were beginning to deteriorate in quality and/or had declining earnings.

WHAT WERE SOME OF THE CHALLENGES FACING THE HEALTH-CARE SECTOR DURING THE REPORTING PERIOD?
For most of the decade, the idea of a "graying" American society and its potential need for more and better health care had the health-care sector thriving. Late last year, though, performance of certain sub-sectors fell off, mainly large-cap drug stocks and certain large-cap medical device stocks.
    We believe there are three key reasons why these stocks--which outperformed for several years--struggled during the fiscal year:
Investors were moving out of growth stocks and into cyclical stocks that are more sensitive to the economy with the hope of finding better performance. Many health-care stocks, overvalued at the end of 1998, returned to more reasonable valuations during the fiscal year. Concerns about political reform in Washington hung over the industry, including a proposal to add drug benefits to Medicare, which could force companies to sell their products more cheaply.
    Changes in the Medicare reimbursement programs were also responsible for the relatively poor performance of the health-care services sub-sector--hospitals, nursing homes and other service providers in particular were affected.

WHICH SUB-SECTORS HELD UP DURING THE REPORTING PERIOD?
Biotech rebounded in 1999 after underperforming for a couple of years, and had a very good year, largely because of successful new products and some industry mergers. Also, health-care legislation typically doesn't negatively affect biotechnology companies as much as pharmaceutical companies. Within biotech, we still like Amgen, which is the largest biotech company in the United States and a positive performer. Japanese drug companies, such as Yamanouchi Pharmaceuticals, have also been strong this year.
    It's important to note that we're running a very diversified health-care fund that's spread across different industry segments, including drugs, biotech, medical devices and medical services, so we feel we're well positioned to take advantage of positive sub-sector trends wherever they occur.

WHAT COMPANIES DID YOU FAVOR IN THE LAST 12 MONTHS?
We have been and continue to be impressed with Visx, the company that manufactures lasers for use in a procedure to correct eyesight. In the last 18 months, the stock has appreciated tenfold.
    The laser vision-correction procedure has been approved for a couple of years in the United States and is beginning to explode--we expect one-half million people to undergo the procedure in 2000. Added to that, we estimate that roughly half the population needs corrective eyewear, which makes the target market for the procedure somewhere around 300 million eyes. Visx owns the patent for this technology and receives a hefty fee for every procedure performed. Companies that want to get into the market with a new laser will have to license the patents from Visx and pay royalties, so as long as

TOTAL RETURNS

as of 10/31/98--10/31/99,
excluding sales charges

Bar Chart
================================================================================
Class A Shares                19.11
Class B Shares                18.53
Advisor Class Shares          19.86
MSCI H&PC Index                8.38
================================================================================


          See important fund and index disclosures inside front cover.

                           AIM GLOBAL HEALTH CARE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


the patents are in place, Visx should continue to grow.
    We also haven't abandoned large-company drug stocks--we consider their underperformance last year a short-term slump. Some of the big companies are facing losing their patents this year, which definitely affects performance--but on the bright side for the fund, it means some big names are trading bargain at prices, such as Merck and Eli Lilly. Those stocks have historically traded at between a 10% and a 50% premium to the market. Now the average premium for the group is below 10%.
    Other large-cap pharmaceutical companies actually performed well during the fiscal year and continue to do so. One of our top holdings this fiscal year, Warner-Lambert, has a franchise for its cholesterol-lowering medication Lipitor--that should boost the company's performance in the upcoming year.
    A key point to remember about health-care stocks is that the drug industry has only a few major players for each category of drug, so the competition is limited--that allows consistently high profit margins. The growth is low risk, so as a long-term growth investment, the pharmaceutical industry is hard to beat.

ARE THERE ANY SURPRISES IN STORE FOR NEXT YEAR?
We think health care, including pharmaceuticals, should perform well in 2000. We don't expect proposed Medicare reforms to affect the drug group overly, in spite of investor sentiment. We've seen this happen before--everyone sells drug stocks in fear of government reforms, but what's passed in Congress never seems to affect drug companies as negatively as investors expect.
    As noted, medical services had a very difficult year, especially service providers such as hospitals, but we think these stocks have bottomed out and there's a lot of potential in some of them. The fundamentals are lacking in many of these companies, and they still must resolve Medicare issues and reimbursement cuts, but they're very inexpensive--and a good bargain for the foreseeable future. We also look for biotech to continue performing well.
    While health care on the whole has underperformed the overall stock market this year, the long-term fundamentals of most of the health-care companies we're interested in are as strong as ever. Now that the valuations are much more reasonable for many of the big-name companies than they were a year ago, we expect a stronger relative performance the coming year. Health care is traditionally a recession-resistant, stable growth industry, so we look for the companies we invest in to continue showing respectable earnings growth--even if global markets slow down.


===================================================================================================
TOP 10 INDUSTRIES                           TOP 10 EQUITY HOLDINGS
As of 10/31/99, based on total net assets   As of 10/31/99, based on total net assets
---------------------------------------------------------------------------------------------------
  1. Warner-Lambert Co.           12.08%      1. Health Care (Diversified)                   18.49%
  2. Amgen, Inc.                   9.14       2. Health Care (Medical Products & Services)   17.95
  3. PacifiCare Health Systems     5.97       3. Health Care (Drugs--Major Pharmaceuticals)  13.65
  4. United Healthcare Corp.       5.74       4. Health Care (Managed Care)                  13.21
  5. Bristol-Myers Squibb Co.      5.31       5. Health Care (Drugs--Generic & Other)        12.06
  6. Schering-Plough Corp.         4.81       6. Biotechnology                                9.59
  7. VISX, Inc.                    4.73       7. Electronics (Instrumentation)                2.86
  8. Medtronic, Inc.               4.68       8. Insurance (Life/Health)                      0.82
  9. Merck & Co., Inc.             4.64       9. Health Care (Long-Term Care)                 0.79
 10. Guidant Corp.                 4.18      10. Insurance (Multi-Line)                       0.65

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================


          See important fund and index disclosures inside front cover.

                           AIM GLOBAL HEALTH CARE FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL HEALTH CARE FUND VS. BENCHMARK INDEXES

8/7/89-10/31/99

in thousands
================================================================================
Mountain Chart
          AIM Global Health
          Care Fund
          Class A Shares     MSCI World Index   MSCI All-Country
--------------------------------------------------------------------------------
08/7/89      9608                  9792               9756
10/31/89     9858                  9752               9692
10/31/90    10718                  8587               8598
10/31/91    16527                 10056               9952
10/31/92    15058                  9626               9432
10/31/93    15412                 12317              11979
10/31/94    16970                 13589              12895
10/31/95    20329                 14556              14118
10/31/96    25034                 16828              16419
10/31/97    32134                 19477              19173
10/31/98    30620                 21962              22098
10/31/99    36470                 28467              28483

Source: Lipper Inc.

Past performance cannot guarantee comparable future results.
================================================================================

ABOUT THIS CHART
The chart compares your fund's Class A shares to benchmark indexes. Your fund's total return is shown with a sales charge and includes fund expenses and management fees. It is intended to give you an idea of how your fund performed compared to these benchmarks during the period 8/7/89-10/31/99. (Please note that the indexes' performance figures are for the period 7/31/89-10/31/99). It is important to understand the differences between your fund and these indexes. An index measures performance of a hypothetical portfolio. A market index such as the MSCI World Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Since the last reporting period, AIM Global Health Care Fund has elected to use the MSCI All Country (AC) World Index as its primary benchmark. This index more closely reflects the performance of the securities in which the fund invests. The fund will no longer measure its performance against the MSCI World Index, which was used in previous shareholder reports. Because this is the first reporting period since we adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.


AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
Class A Shares
--------------------------------------------------------------------------------
 10 years                       13.42%
  5 years                       15.40
  1 year                        13.47*
*19.11% excluding sales charges
================================================================================

================================================================================
Class B Shares
--------------------------------------------------------------------------------
Inception  (4/1/93)             15.77%
  5 years                       15.74
  1 year                        13.53*
*18.53% excluding sales charges
================================================================================

================================================================================
Class C Shares
--------------------------------------------------------------------------------
Inception (3/1/99)               1.04%*

*2.04% excluding sales charges. Total return is cumulative total return that has not been annualized.

Advisor Class Shares*
--------------------------------------------------------------------------------
Inception (6/1/95)              18.76%
  1 year                        19.86
--------------------------------------------------------------------------------
*Sales charges do not apply to Advisor Class shares.
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B, Class C and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                           AIM GLOBAL HEALTH CARE FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS & OTHER
EQUITY INTERESTS-75.32%

BIOTECHNOLOGY-9.59%

Amgen, Inc.(a)(b)                       530,000   $ 42,267,500
--------------------------------------------------------------
Enzon, Inc., Series A Cumulative
  Conv. Pfd. (Acquired 03/22/90;
  Cost $400,000)(b)(c)(d)                16,000      1,064,630
--------------------------------------------------------------
Genzyme Surgical Products(b)                450          2,419
--------------------------------------------------------------
PathoGenesis Corp.(b)                    16,000        240,000
--------------------------------------------------------------
Protein Design Labs, Inc.(b)             20,000        801,250
--------------------------------------------------------------
                                                    44,375,799
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.20%

AmeriSource Health Corp.-Class A(b)      60,000        900,000
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-2.86%

Varian Inc.(b)                          263,000      4,964,125
--------------------------------------------------------------
Varian Medical Systems, Inc.            128,000      2,696,000
--------------------------------------------------------------
Varian Semiconductor Equipment
  Associates, Inc.(b)                   247,000      5,588,375
--------------------------------------------------------------
                                                    13,248,500
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-18.49%

Abbott Laboratories                     120,000      4,845,000
--------------------------------------------------------------
Bristol-Myers Squibb Co.(a)             320,000     24,580,000
--------------------------------------------------------------
Sierra Health Services, Inc.(b)          33,000        241,312
--------------------------------------------------------------
Warner-Lambert Co.                      700,000     55,868,750
--------------------------------------------------------------
                                                    85,535,062
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.46%

Alpharma, Inc.-Class A                   10,000        351,875
--------------------------------------------------------------
Barr Laboratories, Inc.(b)               59,000      1,788,438
--------------------------------------------------------------
                                                     2,140,313
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-9.98%

Lilly (Eli) & Co.(a)                     35,000      2,410,625
--------------------------------------------------------------
Merck & Co., Inc.(a)                    270,000     21,481,875
--------------------------------------------------------------
Schering-Plough Corp.                   450,000     22,275,000
--------------------------------------------------------------
                                                    46,167,500
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.23%

Health Management Associates,
  Inc.-Class A(b)                       120,000      1,065,000
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.79%

Ventas, Inc.                            750,000      3,656,250
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-13.21%

PacifiCare Health Systems, Inc.(b)      700,000     27,606,250
--------------------------------------------------------------
United Healthcare Corp.                 513,900     26,562,206
--------------------------------------------------------------
Wellpoint Health Networks, Inc.(b)      120,000      6,960,000
--------------------------------------------------------------
                                                    61,128,456
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-17.95%

Acuson Corp.(b)                          28,000   $    290,500
--------------------------------------------------------------
Bausch & Lomb Inc.                       75,500      4,077,000
--------------------------------------------------------------
Baxter International, Inc.               75,000      4,865,625
--------------------------------------------------------------
Biomet, Inc.                             90,000      2,711,250
--------------------------------------------------------------
EndoSonics Corp.(b)                   1,125,000      4,183,594
--------------------------------------------------------------
Guidant Corp.(a)                        392,000     19,355,000
--------------------------------------------------------------
Medtronic, Inc.(a)                      625,000     21,640,625
--------------------------------------------------------------
Mentor Corp.                            143,200      3,374,150
--------------------------------------------------------------
Molecular Biosystems, Inc.(b)           290,000        290,000
--------------------------------------------------------------
Orthofix International N.V.(b)           27,000        378,000
--------------------------------------------------------------
VISX, Inc.(b)                           350,000     21,896,875
--------------------------------------------------------------
                                                    83,062,619
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.82%

Aetna, Inc.                              75,000      3,768,750
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.65%

CIGNA Corp.                              40,000      2,990,000
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.09%

IMS Health, Inc.                         15,000        435,000
--------------------------------------------------------------
    Total Domestic Common Stocks &
      Other Equity Interests (Cost
      $277,184,917)                                348,473,249
--------------------------------------------------------------

FOREIGN STOCKS-18.20%

FRANCE-1.24%

Sanofi-Synthelabo S.A. (Health
  Care-Drugs- Generic & Other)(b)       129,720      5,724,997
--------------------------------------------------------------

GERMANY-3.05%

Altana A.G. (Health
  Care-Drugs-Generic & Other)           200,000     14,118,511
--------------------------------------------------------------

ISRAEL-0.09%

Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)             8,700        420,863
--------------------------------------------------------------

JAPAN-4.04%

Banyu Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                 36,000        659,191
--------------------------------------------------------------
Chugai Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                108,000      1,284,543
--------------------------------------------------------------
Daiichi Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                 39,000        559,254
--------------------------------------------------------------
Eisai Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                 40,000      1,099,228
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
JAPAN-(CONTINUED)

Kissei Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic & Other)    14,000   $    268,572
--------------------------------------------------------------
Kyowa Hakko Kogyo
  (Health Care-Drugs-Generic & Other)    69,000        495,055
--------------------------------------------------------------
Rohto Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic & Other)    76,000        589,746
--------------------------------------------------------------
Shionogi & Co., Ltd.
  (Health Care-Drugs-Generic & Other)    44,000        404,738
--------------------------------------------------------------
Taisho Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic & Other)    50,000      2,081,435
--------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Health Care-Drugs-Generic & Other)   154,000      8,848,113
--------------------------------------------------------------
Uni-Charm Corp. (The)
  (Paper & Forest Products)               5,400        315,438
--------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic & Other)    46,000      2,086,998
--------------------------------------------------------------
                                                    18,692,311
--------------------------------------------------------------

NETHERLANDS-2.87%

Akzo Nobel N.V.
  (Chemicals-Diversified)               280,000     12,059,860
--------------------------------------------------------------
Akzo Nobel N.V.-ADR
  (Chemicals-Diversified)                28,000      1,207,500
--------------------------------------------------------------
                                                    13,267,360
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
SWITZERLAND-3.24%

Roche Holding A.G.
  (Health Care-Drugs-Generic & Other)     1,251   $ 15,014,954
--------------------------------------------------------------

UNITED KINGDOM-3.67%

AstraZeneca Group PLC-ADR
  (Health Care-Drugs-Major
  Pharmaceuticals)                      350,000     16,012,500
--------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Health Care-Drugs-Major
  Pharmaceuticals)                       15,000        960,000
--------------------------------------------------------------
                                                    16,972,500
--------------------------------------------------------------
    Total Foreign Stocks (Cost
      $65,836,293)                                  84,211,496
--------------------------------------------------------------

MONEY MARKET FUNDS-8.10%

STIC Liquid Assets Portfolio(e)      18,742,434     18,742,434
--------------------------------------------------------------
STIC Prime Portfolio(e)              18,742,434     18,742,434
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $37,484,868)                                  37,484,868
--------------------------------------------------------------
TOTAL INVESTMENTS-101.62%                          470,169,613
--------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(1.62%)               (7,500,322)
--------------------------------------------------------------
NET ASSETS-100.00%                                 462,669,291
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) A portion of this security is subject to call options written. See Note 8.
(b) Non-income producing security.
(c) Security fair valued in accordance with procedures established by the Board of Trustees.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The market value of this security at 10/31/99 was $1,064,630 which represented 0.23% of the Fund's net assets.
(e) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at value (cost $380,506,078)      $  470,169,613
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    258,340
-------------------------------------------------------------
  Dividends and interest                              293,704
-------------------------------------------------------------
Other assets                                            1,952
-------------------------------------------------------------
    Total assets                                  470,723,609
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                              746,897
-------------------------------------------------------------
  Options written (Premiums received $7,216,094)    6,345,313
-------------------------------------------------------------
Accrued advisory fees                                 381,886
-------------------------------------------------------------
Accrued distribution fees                             303,320
-------------------------------------------------------------
Accrued administrative services fees                   13,000
-------------------------------------------------------------
Accrued transfer agent fees                            98,000
-------------------------------------------------------------
Accrued trustees' fees                                  1,600
-------------------------------------------------------------
Accrued operating expenses                            164,302
-------------------------------------------------------------
    Total liabilities                               8,054,318
-------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING    $  462,669,291
=============================================================

NET ASSETS:

Class A                                        $  357,746,590
=============================================================
Class B                                        $  102,915,544
=============================================================
Class C                                        $    1,278,126
=============================================================
Advisor Class                                  $      729,031
=============================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            14,905,069
=============================================================
Class B                                             4,483,105
=============================================================
Class C                                                55,675
=============================================================
Advisor Class                                          29,545
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        24.00
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $24.00 divided by
      95.25)                                   $        25.20
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        22.96
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        22.96
=============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                            $        24.68
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $177,844 foreign withholding
  tax)                                          $  3,168,794
------------------------------------------------------------
Interest                                           1,712,526
------------------------------------------------------------
Securities lending                                   165,966
------------------------------------------------------------
    Total investment income                        5,047,286
------------------------------------------------------------
EXPENSES:

Advisory and administrative fees                   4,855,959
------------------------------------------------------------
Accounting services fees                             142,382
------------------------------------------------------------
Custodian fees                                        95,286
------------------------------------------------------------
Distribution fees -- Class A                       1,919,476
------------------------------------------------------------
Distribution fees -- Class B                       1,088,812
------------------------------------------------------------
Distribution fees -- Class C                           4,464
------------------------------------------------------------
Trustees' fees                                        19,026
------------------------------------------------------------
Transfer agent fees -- Class A                       749,616
------------------------------------------------------------
Transfer agent fees -- Class B                       212,608
------------------------------------------------------------
Transfer agent fees -- Class C                           871
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   9,409
------------------------------------------------------------
Other                                                504,928
------------------------------------------------------------
    Total expenses                                 9,602,837
------------------------------------------------------------
Less: Expenses paid indirectly                        (4,130)
------------------------------------------------------------
    Net expenses                                   9,598,707
------------------------------------------------------------
Net investment income (loss)                      (4,551,421)
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           34,924,655
------------------------------------------------------------
  Foreign currencies                                 (72,071)
------------------------------------------------------------
  Option contracts written                         9,881,201
------------------------------------------------------------
                                                  44,733,785
------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                           44,979,725
------------------------------------------------------------
  Foreign currencies                                  35,250
------------------------------------------------------------
  Option contracts written                           870,781
------------------------------------------------------------
                                                  45,885,756
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies, and option contracts              90,619,541
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 86,068,120
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    -------------
OPERATIONS:

  Net investment income (loss)                                $ (4,551,421)   $  (5,699,337)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     44,733,785         (805,542)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   45,885,756      (18,545,458)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                86,068,120      (25,050,337)
-------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:

  Class A                                                               --     (111,031,821)
-------------------------------------------------------------------------------------------
  Class B                                                               --      (34,132,236)
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --       (1,792,960)
-------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                      (66,396,665)      14,570,400
-------------------------------------------------------------------------------------------
  Class B                                                      (15,601,954)      (6,081,715)
-------------------------------------------------------------------------------------------
  Class C                                                        1,345,583               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                 (6,483,138)         913,897
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (1,068,054)    (162,604,772)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          463,737,345      626,342,117
-------------------------------------------------------------------------------------------
  End of period                                               $462,669,291    $ 463,737,345
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $329,089,377    $ 420,849,043
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         43,046,264       (1,759,592)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                             90,533,650       44,647,894
-------------------------------------------------------------------------------------------
                                                              $462,669,291    $ 463,737,345
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Health Care Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes.
      Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
      On October 31, 1999, undistributed net investment income was increased by $4,551,421, undistributed net realized gains increased by $72,071 and paid-in capital decreased by $4,623,492 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

G. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

I. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
      In addition, the Fund's policy of concentrating its investments in companies in the health care industry subjects the Fund to greater risk than a fund that is more diversified.

J. Indexed Securities -- The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively.

  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $142,382 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $972,504 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $1,919,476, $1,088,812 and 4,464, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $51,905 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $3,480 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $4,130 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $4,130 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $2,087,256 were on loan to brokers. The loans were secured by cash collateral of $2,129,001 received by the Fund. For the year ended October 31, 1999, the Fund received fees of $165,966 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $569,311,572 and $591,125,893, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $ 99,703,597
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (10,972,470)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $ 88,731,127
---------------------------------------------------------
Cost of investments for tax purposes is $381,438,486.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ----------   ------------
Beginning of year                                                     --   $         --
---------------------------------------------------------------------------------------
Written                                                           92,970     30,864,043
---------------------------------------------------------------------------------------
Closed                                                           (55,720)   (18,608,125)
---------------------------------------------------------------------------------------
Exercised                                                        (13,045)    (3,104,014)
---------------------------------------------------------------------------------------
Expired                                                           (5,155)    (1,935,810)
---------------------------------------------------------------------------------------
End of year                                                       19,050   $  7,216,094
=======================================================================================

Open call option contracts written at October 31, 1999 were as follows:

                                                                                                    OCTOBER 31,      UNREALIZED
                                                     CONTRACT   STRIKE   NUMBER OF     PREMIUMS        1999         APPRECIATION
                       ISSUE                          MONTH     PRICE    CONTRACTS     RECEIVED    MARKET VALUE    (DEPRECIATION)
-------------------------------------------          --------  -------   ----------   ----------   -------------   --------------
Amgen, Inc.                                           Dec-99    $   80        5,300   $3,126,206   $   2,650,000   $      476,206
---------------------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                              Dec-99        75        3,200    1,329,105       1,520,000         (190,895)
---------------------------------------------------------------------------------------------------------------------------------
Guidant Corp.                                         Jan-00        60        1,500      912,720         271,875          640,845
---------------------------------------------------------------------------------------------------------------------------------
Guidant Corp.                                         Nov-99        55        1,000      271,991          68,750          203,241
---------------------------------------------------------------------------------------------------------------------------------
Lilly (Eli) & Co.                                     Nov-99        65          350       95,197         164,063          (68,866)
---------------------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                       Nov-99      37.5        3,000      466,584         196,875          269,709
---------------------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                       Nov-99        40        2,000      371,988          56,250          315,738
---------------------------------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                     Nov-99        75        2,700      642,303       1,417,500         (775,197)
---------------------------------------------------------------------------------------------------------------------------------
                                                                             19,050   $7,216,094   $   6,345,313  $       870,781
=================================================================================================================================

NOTE 8-PUT OPTION CONTRACTS

Transactions in put options during the year ended October 31, 1999 are summarized as follows:

                                                                PUT OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS       PAID
                                                              ----------   -----------
Beginning of year                                                     --   $        --
--------------------------------------------------------------------------------------
Purchased                                                          5,950     1,894,123
--------------------------------------------------------------------------------------
Closed                                                            (1,850)     (488,808)
--------------------------------------------------------------------------------------
Exercised                                                         (1,900)     (256,104)
--------------------------------------------------------------------------------------
Expired                                                           (2,200)   (1,149,211)
--------------------------------------------------------------------------------------
End of year                                                           --   $        --
======================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                         1998
                                                              --------------------------   ---------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
                                                              ----------   -------------   -----------   -------------
Sold:
  Class A                                                      6,319,231   $ 143,915,406    24,980,706   $ 526,818,779
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        691,366      16,088,681     3,933,442      81,783,021
----------------------------------------------------------------------------------------------------------------------
  Class C *                                                       58,588       1,413,024            --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   18,009         438,450     2,760,416      60,020,116
----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                             --              --     4,212,044      87,484,194
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --     1,393,872      27,961,083
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       --              --        84,210       1,780,217
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (9,158,822)   (210,312,070)  (28,318,023)   (599,732,573)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,386,892)    (31,690,636)   (5,554,950)   (115,825,819)
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (2,913)        (67,441)           --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 (274,593)     (6,921,588)   (2,799,107)    (60,886,436)
----------------------------------------------------------------------------------------------------------------------
                                                              (3,736,026)  $ (87,136,174)      692,610   $   9,402,582
======================================================================================================================

* Class C shares commenced sales on March 1, 1999.

NOTE 10-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                              1999(A)      1998(a)     1997(a)     1996(a)       1995
                                                              --------     --------    --------    --------    --------
Net asset value, beginning of period                          $  20.15     $  27.98    $  23.60    $  21.84    $  19.60
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.19)       (0.21)      (0.25)      (0.17)      (0.15)
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments          4.04        (0.91)       6.48        4.79        3.73
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations            3.85        (1.12)       6.23        4.62        3.58
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gain on investments                             --        (6.70)      (1.85)      (2.86)      (1.34)
-----------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments                     --        (0.01)         --          --          --
-----------------------------------------------------------------------------------------------------------------------
    Total distributions                                             --        (6.71)      (1.85)      (2.86)      (1.34)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  24.00     $  20.15    $  27.98    $  23.60    $  21.84
=======================================================================================================================
Total return(b)                                                  19.11%       (4.71)%     28.36%      23.14%      19.79%
=======================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $357,747     $357,534    $472,083    $467,861    $426,380
=======================================================================================================================
Ratio of net investment income (loss) to average net assets:     (0.81)%(c)    (0.98)%    (1.03)%     (0.75)%     (0.78)%
=======================================================================================================================
Ratio of expenses to average net assets:                          1.82%(c)     1.84%       1.80%       1.84%       1.91%
=======================================================================================================================
Portfolio turnover rate                                            123%         187%        149%        157%         99%
=======================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charge and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $383,895,122.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              1999(a)      1998(a)     1997(a)     1996(A)      1995
                                                              --------     --------    --------    --------    -------
Net asset value, beginning of period                          $  19.37     $  27.27    $  23.15    $  21.56    $ 19.46
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.30)       (0.30)      (0.37)      (0.27)     (0.25)
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments          3.89        (0.89)       6.34        4.72       3.69
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations            3.59        (1.19)       5.97        4.45       3.44
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gain on investments                             --        (6.70)      (1.85)      (2.86)     (1.34)
-----------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments                     --        (0.01)         --          --         --
-----------------------------------------------------------------------------------------------------------------------
    Total distributions                                             --        (6.71)      (1.85)      (2.86)     (1.34)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  22.96     $  19.37    $  27.27    $  23.15    $ 21.56
=======================================================================================================================
Total return(b)                                                  18.53%       (5.20)%     27.75%      22.59%     19.17%
=======================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $102,916     $100,311    $147,440    $107,622    $70,740
=======================================================================================================================
Ratio of net investment income (loss) to average net assets:     (1.32)%(c)    (1.48)%    (1.53)%     (1.25)%    (1.28)%
=======================================================================================================================
Ratio of expenses to average net assets:                          2.33%(c)     2.34%       2.30%       2.34%      2.41%
=======================================================================================================================
Portfolio turnover rate                                            123%         187%        149%        157%        99%
=======================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $108,881,226.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                    CLASS C                                 ADVISOR CLASS
                                              -------------------    ------------------------------------------------------------
                                                 MARCH 1, 1999                YEAR ENDED OCTOBER 31,               JUNE 1, 1995
                                                      TO             -----------------------------------------          TO
                                              OCTOBER 31, 1999(a)    1999(a)     1998(a)    1997(a)    1996(a)   OCTOBER 31, 1995
                                              -------------------    -------     -------    -------    -------   ----------------
Net asset value, beginning of period                $22.50           $ 20.59     $ 28.34    $ 23.77    $ 21.88         $18.66
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.21)           (0.08)      (0.10)     (0.12)     (0.05)         (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                       0.67              4.17       (0.94)      6.54       4.80           3.24
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                      0.46              4.09       (1.04)      6.42       4.75           3.22
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gain on investments                 --                --       (6.70)     (1.85)     (2.86)            --
---------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
    investments                                         --                --       (0.01)        --         --             --
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                 --                --       (6.71)     (1.85)     (2.86)            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $22.96           $ 24.68      $20.59     $28.34     $23.77         $21.88
=================================================================================================================================
Total return(b)                                       2.04%            19.86%      (4.28)%    29.00%     23.82%         17.10%
=================================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)                $1,278           $   729      $5,892     $6,819     $1,152         $  539
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets:                                (1.32)%(c)        (0.33)%(d)  (0.48)%    (0.53)%    (0.25)%        (0.28)%(e)
=================================================================================================================================
Ratio of expenses to average net assets:              2.33%(c)          1.34%(d)    1.34%      1.30%      1.34%          1.41%(e)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                123%              123%        187%       149%       157%            99%
=================================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $670,519.
(d) Ratios are based on average net assets of $4,818,675.
(e) Annualized.

NOTE 11-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Health Care Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Health Care Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                    PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

BOARD OF TRUSTEES                            OFFICERS                               OFFICE OF THE FUND

C. Derek Anderson                            Robert H. Graham                       11 Greenway Plaza
President, Plantagenet Capital               Chairman and President                 Suite 100
Management, LLC (an investment                                                      Houston, TX 77046
partnership); Chief Executive Officer,       Dana R. Sutton
Plantagenet Holdings, Ltd.                   Vice President and Treasurer           INVESTMENT MANAGER
(an investment banking firm)
                                             Samuel D. Sirko                        A I M Advisors, Inc.
Frank S. Bayley                              Vice President and Secretary           11 Greenway Plaza
Partner, law firm of                                                                Suite 100
Baker & McKenzie                             Melville B. Cox                        Houston, TX 77046
                                             Vice President
Robert H. Graham                                                                    TRANSFER AGENT
President and Chief Executive Officer,       Gary T. Crum
A I M Management Group Inc.                  Vice President                         A I M Fund Services, Inc.
                                                                                    P.O. Box 4739
Ruth H. Quigley                              Carol F. Relihan                       Houston, TX 77210-4739
Private Investor                             Vice President
                                                                                    CUSTODIAN
                                             Mary J. Benson
                                             Assistant Vice President and           State Street Bank and Trust Company
                                             Assistant Treasurer                    225 Franklin Street
                                                                                    Boston, MA 02110
                                             Sheri Morris
                                             Assistant Vice President and           COUNSEL TO THE FUND
                                             Assistant Treasurer
                                                                                    Kirkpatrick & Lockhart LLP
                                             Nancy L. Martin                        1800 Massachusetts Avenue, N.W.
                                             Assistant Secretary                    Washington, D.C. 20036-1800

                                             Ofelia M. Mayo                         COUNSEL TO THE TRUSTEES
                                             Assistant Secretary
                                                                                    Paul, Hastings, Janofsky & Walker LLP
                                             Kathleen J. Pflueger                   Twenty Third Floor
                                             Assistant Secretary                    555 South Flower Street
                                                                                    Los Angeles, CA 90071

                                                                                    DISTRIBUTOR

                                                                                    A I M Distributors, Inc.
                                                                                    11 Greenway Plaza
                                                                                    Suite 100
                                                                                    Houston, TX 77046

                                                                                    AUDITORS

                                                                                    PricewaterhouseCoopers LLP
                                                                                    160 Federal St.
                                                                                    Boston, MA 02110

                      ------------------------------------

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


THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                              INTERNATIONAL GROWTH FUNDS                 A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)             AIM Advisor International Value Fund       leadership in the mutual fund industry
AIM Blue Chip Fund                        AIM Asian Growth Fund                      since 1976 and managed approximately
AIM Capital Development Fund              AIM Developing Markets Fund                $120 billion in assets for more than 6.4
AIM Constellation Fund                    AIM Euroland Growth Fund(4)                million shareholders, including
AIM Dent Demographic Trends Fund          AIM European Development Fund              individual investors, corporate clients
AIM Large Cap Growth Fund                 AIM International Equity Fund              and financial institutions, as of
AIM Mid Cap Equity Fund                   AIM Japan Growth Fund                      September 30, 1999.
AIM Mid Cap Growth Fund                   AIM Latin American Growth Fund                 The AIM Family of Funds--Registered
AIM Mid Cap Opportunities Fund            AIM New Pacific Growth Fund                Trademark-- is distributed nationwide,
AIM Select Growth Fund                                                               and AIM today is the 10th-largest mutual
AIM Small Cap Growth Fund(2)              GLOBAL GROWTH FUNDS                        fund complex in the United States in
AIM Small Cap Opportunities Fund(3)       AIM Global Aggressive Growth Fund          assets under management, according to
AIM Value Fund                            AIM Global Growth Fund                     Strategic Insight, an independent mutual
AIM Weingarten Fund                                                                  fund monitor.
                                          GLOBAL GROWTH & INCOME FUNDS
GROWTH & INCOME FUNDS                     AIM Global Growth & Income Fund
AIM Advisor Flex Fund                     AIM Global Utilities Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund              GLOBAL INCOME FUNDS
AIM Balanced Fund                         AIM Emerging Markets Debt Fund
AIM Basic Value Fund                      AIM Global Government Income Fund
AIM Charter Fund                          AIM Global Income Fund
                                          AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund                    THEME FUNDS
AIM High Yield Fund                       AIM Global Consumer Products and Services Fund
AIM High Yield Fund II                    AIM Global Financial Services Fund
AIM Income Fund                           AIM Global Health Care Fund
AIM Intermediate Government Fund          AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund        AIM Global Resources Fund
                                          AIM Global Telecommunications and Technology Fund(5)
TAX-FREE INCOME FUNDS                     AIM Global Trends Fund(6)
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65%of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          Invest with DISCIPLINE
                                                        --Registered Trademark--


GHC-AR-1